SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2003

QUINTILES TRANSNATIONAL CORP.

(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)	000-23520 (Commission File No.)	56-1714315 I.R.S. Employer Identification Number

4709 Creekstone Drive, Riverbirch Building, Suite 200, Durham, North Carolina 27703-8411
(Address of principal executive offices)

(919) 998-2000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

     On September 25, 2003, Quintiles Transnational Corp. (the “Company”) issued a press release announcing completion of its merger with Pharma Services Acquisition Corp., a wholly owned subsidiary of Pharma Services Holding, Inc., the company formed for the acquisition of Quintiles by Dennis B. Gillings, Ph.D., Chairman and founder of the Company, and One Equity Partners LLC, the private equity arm of Bank One Corporation. The press release is attached hereto as Exhibit 99.01 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit Number	Description of Exhibit

99.01	Press Release of the Company, dated September 25, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUINTILES TRANSNATIONAL CORP.

	By:	/s/ John S. Russell John S. Russell Executive Vice President

Dated: September 25, 2003

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.01	Press Release of the Company, dated September 25, 2003